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                                  EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT



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                                                  DATE OF           STATE OF
              SUBSIDIARY NAME                  INCORPORATION      INCORPORATION                  BUSINESS PURPOSE
              ===============                  ==============     =============                  =================
SUBSIDIARIES OF BANKATLANTIC BANCORP,  INC.
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
BANKATLANTIC, A FEDERAL SAVINGS BANK         FEBRUARY 1952          U.S. OF        A FEDERAL SAVINGS BANK WHICH PROVIDES TRADITIONAL
                                                                    AMERCIA          RETAIL AND COMMERCIAL BANKING SERVICES.
ATM SERVICES, INC.                               MAY 1991            FLORIDA       INACTIVE.
BBC CAPITAL TRUST 1                             MARCH 1997          DELAWARE       A STATUTORY BUSINESS TRUST.
NATIONAL VIATICAL FUNDING CORPORATION            JUNE 1997           FLORIDA       INACTIVE.
BANKATLANTIC BANCORP PARTNERS, INC.              MAY 1998            FLORIDA       INACTIVE.
TSC HOLDING, INC.                              NOVEMBER 1995         FLORIDA       INVESTS IN TAX CERTIFICATES.
RYAN BECK & CO., INC.                          JANUARY 1965        NEW JERSEY      INVESTMENT BANKERS

SUBSIDIARIES OF RYAN BECK & CO. INC.
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RYAN BECK FINANCIAL CORP.                      MARCH 1983         NEW JERSEY      BROKER/DEALER.
RYAN BECK INSURANCE SERVICES                    JULY 1988         NEW JERSEY      INSURANCE SERVICES.
RYAN BECK ASSET SALES, INC.                   NOVEMBER 1988       NEW JERSEY      INACTIVE.
CUMBERLAND ADVISORS, INC.                       JULY 1993         NEW JERSEY      MONEY MANAGER.

SUBSIDIARIES OF BANKATLANTIC, F.S.B.
===================================================================================================================================
BANC SERVICING  CENTER, INC.                  SEPTEMBER 1995        FLORIDA       INACTIVE.
BANKATLANTIC DEVELOPMENT CORPORATION          DECEMBER  1982        FLORIDA       REAL ESTATE DEVELOPER.
BANKATLANTIC FACTORS, INC.                    JANUARY 1997          FLORIDA       INACTIVE.
BANKATLANTIC HOLDINGS, INC.                     MAY 1991            NEVADA        MANAGES R.E.I.T.
BANKATLANTIC LEASING INC.,                     AUGUST 1989          FLORIDA       INACTIVE.
  A FLORIDA CORP.
BANKATLANTIC MORTGAGE CORPORATION            DECEMBER 1993          FLORIDA       INACTIVE.
FIDELITY SERVICE CORPORATION                  OCTOBER 1970          FLORIDA       INACTIVE.
GATEWAY CENTER, INC.                          JANUARY 1994          FLORIDA       HOLDS TITLE OF OPERATIONS CENTER.
HAMMOCK HOMES, INCORPORATED                   OCTOBER 1990          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 1, INCORPORATED                    FEBRUARY 1991          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 2, INCORPORATED                    FEBRUARY 1991          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 3, INCORPORATED                    FEBRUARY 1991          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 4, INCORPORATED                    FEBRUARY 1991          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 11, INCORPORATED                      MAY 1991            FLORIDA       INVESTS IN TAX CERTIFICATES.
BANKATLANTIC MORTGAGE CORPORATION               MAY 1991            FLORIDA       INACTIVE.
HEARTWOOD 13, INCORPORATED                      MAY 1991            FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 14, INCORPORATED                      MAY 1991            FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 15, INCORPORATED                    JANUARY 1990          FLORIDA       INVESTS IN TAX CERTIFICATES.
HEARTWOOD 16, INCORPORATED                      JUNE 1992           FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.

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
HEARTWOOD 18, INCORPORATED                      JUNE 1992           FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 19, INCORPORATED                      JUNE 1992           FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 20, INCORPORATED                      JUNE 1992           FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S TAX LIEN ACQUISITIONS.
HEARTWOOD 21, INCORPORATED                   FEBRUARY 1991          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 87, INCORPORATED                     MARCH 1987           FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 88, INCORPORATED                      MAY 1988            FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S TAX LIEN ACQUISITIONS.
HEARTWOOD 90, INCORPORATED                   NOVEMBER 1990          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC' FORECLOSURES.
HEARTWOOD 91, INCORPORATED                    JANUARY 1991          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 91-2, INCORPORATED                    JULY 1987           FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD HOLDINGS,  INC.                       JULY 1988           FLORIDA       REAL ESTATE INVESTMENT TRUST.
LEASING TECHNOLOGY, INC. (LTI)                  JULY 1980           FLORIDA       LEASE FINANCING OF VEHICLES AND EQUIPMENT
PROFESSIONAL VALUATION SERVICES, INC.         OCTOBER 1987          FLORIDA       RECEIVES COMMISSIONS FROM A BROKER-DEALER ON
                                                                                    SECURITY SALES AT BANKATLANTIC BRANCHES.
BNA MANAGEMENT AND ACQUISITION                FEBRUARY 1991         FLORIDA       INACTIVE.
  SERVICES, INC.
HEARTWOOD 91-1, INCORPORATED                  FEBRUARY 1986         FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 91-3, INCORPORATED                 DECEMBER 1985          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.
HEARTWOOD 91-4, INCORPORATED                  JANUARY 1986          FLORIDA       TAKES TITLE, MANAGES, AND DISPOSES OF
                                                                                    BANKATLANTIC'S FORECLOSURES.

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SUBSIDIARIES OF (LTI) LEASING TECHNOLOGY INC.
===================================================================================================================================

LTI AVIATION FINANCE CORP.                     APRIL 1997           FLORIDA        FINANCING OF AVIATION EQUIPMENT
LTI VEHICLE FINANCE CORP.                   DECEMBER 1997           FLORIDA        FINANCING OF MOTOR VEHICLES
LTI VEHICLE LEASING CORP.                       MAY 1987            FLORIDA        LEASING OF MOTOR VEHICLES

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SUBSIDIARIES OF BANKATLANTIC DEVELOPMENT CORPORATION
===================================================================================================================================

BANKATLANTIC VENTURE PARTNERS 1, INC.         DECEMBER 1985         FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 2, INC.         DECEMBER 1985         FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 3, INC.         DECEMBER 1987         FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 4, INC.         DECEMBER 1987         FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 5, INC.         DECEMBER 1987         FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
ST. LUCIE FARMS, INC.                          MARCH 1998           FLORIDA       HOLDS REAL ESTATE.
BANKATLANTIC VENTURE PARTNERS 7, INC.           MAY 1998            FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 8, INC.           MAY 1998            FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 9, INC.           MAY 1998            FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 10, INC.          MAY 1998            FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 11, INC.         APRIL 1999           FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 12, INC.         APRIL 1999           FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.


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
BANKATLANTIC VENTURE PARTNERS 13, INC.         APRIL 1999           FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 14, INC.         APRIL 1999           FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
BANKATLANTIC VENTURE PARTNERS 15, INC.         APRIL 1999           FLORIDA       INVESTS IN REAL ESTATE JOINT VENTURES.
LEVITT CORPORATION                            DECEMBER 1988         MARYLAND      REAL ESTATE HOLDING COMPANY
ST. LUCIE WEST HOLDING CORP.                    MAY 1996            FLORIDA       REAL ESTATE HOLDING COMPANY.

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SUBSIDIARIES OF ST. LUCIE WEST HOLDING CORP.
===================================================================================================================================
HAMSHIRE HOMES, LTD                              JUNE 1986          MARYLAND       HOLDS REAL ESTATE.
LD CORPORATION OF BROWARD, INC.                  MAY 1988            FLORIDA       INACTIVE.
LD FINANCIAL MANAGEMENT, INC.                   AUGUST 1996          FLORIDA       INACTIVE.
LEVITT AT AMHERST, INC.                        OCTOBER 1987          FLORIDA       GENERAL PARTNER IN REAL ESTATE DEVELOPMENT.
LEVITT AT BEAR LAKES                           NOVEMBER 1992         FLORIDA       INACTIVE.
LEVITT AT HUNTINGTON LAKES, INC.               OCTOBER 1994          FLORIDA       DEVELOPS REAL ESTATE.
LEVITT AT TWIN ACRES, INC.                     DECEMBER 1993         FLORIDA       GENERAL PARTNER IN REAL ESTATE DEVELOPMENT.
LEVITT AT WESTCHESTER WEST, INC.              SEPTEMBER 1988         FLORIDA       GENERAL PARTNER IN REAL ESTATE DEVELOPMENT.
LEVITT AT WESTCHESTER, INC.                    OCTOBER 1987          FLORIDA       INACTIVE.
LEVITT CARE CORPORATION                        OCTOBER 1988          FLORIDA       GENERAL PARTNER IN REAL ESTATE DEVELOPMENT.
LEVITT HAGEN RANCH, INC.                        MARCH 1998           FLORIDA       GENERAL PARTNER IN REAL ESTATE DEVELOPMENT.
LEVITT HOMES AT WATERS EDGE, INC.               AUGUST 1988          NEW YORK      INACTIVE.
LEVITT HOMES, INCORPORATED                     FEBRUARY 1976         DELAWARE      DEVELOPS REAL ESTATE
LEVITT INDUSTRIES, INC.                        OCTOBER 1979          FLORIDA       INACTIVE.
LEVITT MORTGAGE CORP.                          SEPTEMBER 1960        FLORIDA       MORTGAGE BROKER.
LEVITT PROPERTY MANAGEMENT, INC.               DECEMBER 1985         FLORIDA       INACTIVE.
LEVITT REALTY SERVICES, INC.                   OCTOBER 1990          FLORIDA       REAL ESTATE BROKER.
LEVITT SPRINGS, INC.                             JUNE 1990           FLORIDA       GENERAL PARTNER IN REAL ESTATE DEVELOPMENT.
LEVITT & SONS                                  DECEMBER 1977         DELAWARE      INACTIVE.
LHBC HOLDINGS, INC.                             AUGUST 1996          FLORIDA       HOLDING COMPANY.
LM MORTGAGE CORP.                               APRIL 1999           FLORIDA       MORTGAGE BROKER.
LEVITT-NORTHPARK INC.                            MAY 1987            FLORIDA       INACTIVE.
LEVITT CONSTRUCTION CORP., EAST                OCTOBER 1979          FLORIDA       GENERAL CONTRACTOR.
SECURITY SHIELD, INC.                            JULY 1988           FLORIDA       INACTIVE.
THE VILLAGE AT EMERALD LAKES, INC.               JULY 1990           FLORIDA       INACTIVE.
UFC TITLE INSURANCE                            NOVEMBER 1984         FLORIDA       TITLE AGENT.
WOODMERE HOMES, INC.                           DECEMBER 1988         FLORIDA       INACTIVE.

===================================================================================================================================
SUBSIDIARIES OF ST. LUCIE WEST HOLDING CORP.
===================================================================================================================================
St. Lucie Farmers, Inc.                        OCTOBER 1998          FLORIDA       HOLDS REAL ESTATE.
ST. LUCIE WEST DEVELOPMENT CORP.                 MAY 1996            FLORIDA       HOLDS REAL ESTATE.
ST. LUCIE WEST REALTY, INC.                         1986             FLORIDA       SALE OF REAL ESTATE
ST. LUCIE WEST UTILITIES, INC.                  APRIL 1986           FLORIDA       MANAGES UTILITIES.
LAKE CHARLES DEVELOPMENT CORP.                   MAY 1996            FLORIDA       DEVELOPS REAL ESTATE.


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